UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2024

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TCX	NASDAQ

Item 5.08         Shareholder Director Nominations.

The Board of Directors of Tucows Inc., a Pennsylvania corporation (the “Company”), has established June 20, 2024 as the date of the Company’s 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). Because the date of the 2024 Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”), in accordance with Rule 14a−5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing shareholders of such change. The record date, time and location of the 2024 Annual Meeting will be as set forth in the Company’s proxy statement for the 2024 Annual Meeting.

Because the date of the 2024 Annual Meeting has been changed by more than 30 days from the anniversary of the 2023 Annual Meeting of Shareholders, the deadline for submission of any shareholder proposals pursuant to Rule 14a-8 under the Exchange Act, and the deadlines for any shareholder to submit a nominee to serve as director or to submit a proposal to be considered at the meeting or for inclusion in the Company’s proxy materials outside of Rule 14a-8, as set forth in the Company’s proxy statement, filed with the United States Securities and Exchange Commission (the “SEC”) on July 28, 2023, no longer apply.

To be considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting in accordance with Rule 14a-8, shareholder proposals must be submitted in writing by April 29, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2024 Annual Meeting.

In accordance with the Company’s bylaws (the “Bylaws”), because the date of the 2024 Annual Meeting will be accelerated by more than thirty days before the anniversary of the Company’s 2023 Annual Meeting, in order for a shareholder entitled to vote to bring a proposal or submit a nominee for director at the 2024 Annual Meeting, such shareholder must give notice to the Company in accordance with its Bylaws of such proposal or nominee and such notice by such shareholder must be received no later than the close of business on the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made. Accordingly, notice of shareholder proposals or nominations for director for the 2024 Annual Meeting must be received no later than April 29, 2024.

Shareholders must deliver the proposals or nominations to the Company’s Secretary at Tucows Inc., 96 Mowat Avenue, Toronto, Ontario M6K 3M1, Canada, and must comply with all applicable rules and regulations of the SEC and the Company’s Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2024	TUCOWS INC.

	By:	/s/ Davinder Singh
	Name:	Davinder Singh
	Title:	Chief Financial Officer